                                                                    Exhibit 10.7

                          PLEDGE AND SECURITY AGREEMENT

        AGREEMENT dated April 26th, 1999, between ORWELL PROPERTIES, INC., with offices at 1901 Avenue of the Stars, Los Angeles, CA 90067 ("Pledgor") and Tresor WorldWide Limited, with an address at Havilland Hall, Guernsey, Channel Island, GY6 8TP ("Pledgee").

        Kings Road Entertainment, Inc. ("Kings Road"), the parent company of Pledgor, has delivered to Pledgee Kings Road's 8% Convertible Note in the principal amount of $1,000,000.00 (the "Promissory Note"). As security for the due and punctual payment of all amounts due to Pledgee as Payee under the Promissory Note, Pledgor is pledging to Pledgee 140,000 shares of capital stock of Star TV Ag, a Swiss corporation, which are owned by Pledgor, in accordance with this Agreement. Such shares of Star TV Ag common stock are hereinafter referred to as the "Pledged Shares."

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Pledge; Obligations Secured. As collateral security for the due and punctual payment of the Promissory Note and the due and punctual performance by Pledgor of all of its obligations under this Agreement (all such payments and obligations being collectively, the "Obligations"), Pledgor does hereby pledge, hypothecate, sign, transfer, set over and deliver unto Pledgee, and grant to Pledgee a security interest in, the following:

                (a) The Pledged Shares and the certificates representing the Pledged Shares, and all cash, securities and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                (b) All securities hereafter delivered to Pledgee in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities and all interest, cash, securities and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

                (Such Pledged Shares, certificates, interest, cash, securities and other property are herein collectively called the "Pledged Collateral").

        2. Delivery of Pledged Collateral. Concurrently with the execution and delivery of this Agreement, Pledgor is delivering to the Pledgee pursuant to this Agreement, all certificates representing the Pledged Shares, accompanied by stock powers endorsed in blank with signatures guaranteed. All other Pledged Collateral, whether in substitution for or in addition to the Pledged Shares, shall be delivered to the Pledgee forthwith after Pledgor receives or becomes entitled to receive the same.

        3. Representations and Warranties. Pledgor represents and warrants (which representations and warranties shall be true at all times until the Pledged Collateral is released to Pledgor or otherwise disposed of in accordance with this Agreement):

                (a) The Pledgor is the sole legal and beneficial owner of the Pledged Shares free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                (b) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Shares, securing the payment and performance of the Obligations.

                (c) All corporate action required to authorize the execution, delivery and performance by Pledgor of this Agreement has been duly taken.

                (d) This Agreement is a legal, valid and binding agreement of Pledgor enforceable in accordance with its terms.

                (e) No authorization, approval, or other action by, and no notice to or from and with, any governmental authority or regulatory body is required either (i) for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Shares pursuant to this Agreement (except as may be required in connection with such exercise of remedies by laws affecting the offering and sale of securities, generally).

        4. Further Assurances. Pledgor agrees that, at any time and from time to time, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Collateral.

        5. Voting; Dividends; Etc.

                (a) So long as no Event of Default (as defined below) shall have occurred:

                        (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the rights of Pledgee under this Agreement.

                        (ii) Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, provided, however, that any and all

                                A. dividends paid or payable in respect of, and
instruments and other property received, receivable or otherwise distributed in respect of, or in a permitted exchange for, any Pledged Collateral;

                                B. dividends and other distributions paid or
payable in cash in respect of any of the Pledged Collateral in connection with a permitted partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

                                C. cash paid, payable or otherwise distributed
in respect of a permitted redemption of, or in exchange for, any of the Pledged Collateral;

shall be forthwith delivered to the Pledgee to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                (b) Upon the occurrence of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5(a)(i), and to receive the dividend payments which it would otherwise be authorized to receive and retain pursuant to Section 5(a)(ii), shall cease and all such rights shall immediately become vested in Pledgee who shall then have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

        6. Other Covenants. Pledgor, by its signature below, agrees that it will not (a) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (b) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

        7. Pledgee Appointed Attorney-in-Fact. Pledgor hereby appoints Pledgee as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion, to take any action and to execute any instrument which Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

        8. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which it accords its own property.

        9. Events of Default. "Events of Default," as used herein, shall have the meaning assigned to such term in the Promissory Note.

        10. Remedies upon Default. If any Event of Default shall have occurred:

                (a) Pledgee shall give written notice to the Pledgor of its intention to exercise its rights under this Agreement and describing the Event of Default.

                (b) Thereafter, unless enjoined by service of an order issued by an English court situated in London, England, after the expiration of five days after the Pledgor received the notice from the Pledgee pursuant to Section 10(a), Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to Pledgee, all the rights and remedies of a secured party under the laws of England and Wales. Pledgor agrees that, to the extent notice of sale shall be required by law, at least twenty days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.

        11. Amendments, etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor or Pledgee from any requirement hereof, shall in any event be effective unless the same shall be in writing and signed by the party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        12. Notices. All notices, affidavits or other communications given or made hereunder shall be in writing and shall be delivered by hand (which shall include an overnight courier service), against written receipt, sent by facsimile transmission, receipt confirmed, or mailed by registered or certified mail, return receipt requested, postage prepaid, to the party at its address set forth above. Notices shall be deemed given on the date of receipt or, if mailed, two business days after mailing, except notices of change of address, which shall be deemed given when received.

        13. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the earlier of (i) payment and performance in full of the Obligations, or (ii) the return to Pledgor of all of the Pledged Collateral and all instruments of transfer or assignment with respect thereto,
(b) be binding upon Pledgor and its successors and assigns, and (c) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and Pledgee's heirs, personal representatives, successors, and assigns.

        14. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of England and Wales without regard to principles of conflict of laws.

        15. Submission to Jurisdiction. Pledgor hereby irrevocably agrees to submit to personal jurisdiction of the courts of England situated in London, England in any action or proceeding arising under this Agreement or otherwise relating to the Obligations and consents to the service of process of such court in the same manner as is provided in Section 12 for the giving of Notices.

        16. Expenses; Return of Remaining Pledged Shares.

                (a) Pledgor shall be fully responsible for and shall pay costs and expenses incurred by Pledgee in enforcing Pledgee's rights under this Agreement or otherwise with respect to the Obligations, including, but not limited to, attorneys' fees, court costs and disbursements and costs relating to the disposition of the Pledged Collateral in accordance with Section 10 hereof.

                (b) Upon satisfaction of the Obligations, Pledgor shall be entitled to the prompt return of all of the Pledged Collateral, to or at the direction of Pledgor, which have not been used or applied toward the satisfaction of the Obligations.

        IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       PLEDGOR:
                                       ORWELL PROPERTIES, INC.

                                       By: /s/Phillip Geoffrey Cook
                                          --------------------------------------
                                       Title: Chairman

                                       PLEDGEE:

                                       TRESOR WORLDWIDE LIMITED

                                       By: /s/Allan Hamilton Burnside
                                          --------------------------------------
                                       Title: Director